PHILADELPHIA FUND, INC.

                     Supplement, Dated September 17, 2001,
                  To The Statement Of Additional Information
                              Dated April 1, 2001

Effective September 17, 2001, Unified Fund Services, Inc. has become the Fund's transfer agent and dividend disbursing agent. Please note the following changes:

* Replace the references to "American Data Services, Inc." on pages 10 and 14 with "Unified Fund Services, Inc."

* Delete the final three sentences of the section "Automatic Investment Plan," on page 8 and replace it with the following:

        Participation in the plan will begin within 30 days after receipt of a completed section 6 of the Account Application and a voided check from your checking account. If your bank account cannot be charged due to insufficient funds, a stop payment order, or the closing of your bank account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110.